SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14 (a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant      [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of
     the Commission Only
     (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
     Definitive additional materials
     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        TOUCHSTONE VARIABLE SERIES TRUST

     (Name of Registrant as Specified in Its Charter/Declaration of Trust) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules  14a-6(i)(4) and
     0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

                        TOUCHSTONE VARIABLE SERIES TRUST
                                ENHANCED 30 FUND
                        221 EAST FOURTH STREET, SUITE 300
                             CINCINNATI, OHIO 45202
                                 (800) 638-8194

                            NOTICE OF SPECIAL MEETING

Notice is hereby given that a special meeting of shareholders of the Enhanced 30 Fund (the "Fund"), a series of Touchstone Variable Series Trust (the "Trust") will be held on November 14, 2003 at 10:00 a.m., Eastern time, at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

The special meeting is being held for the following purposes:

     1.   To approve a change to the  investment  restriction of the Enhanced 30
          Fund  to  allow  the  Fund  to  change   from  a   diversified   to  a
          non-diversified Fund.

     2. To transact such other business as may properly come before the special meeting or any other adjournments thereof.

     Shareholders of record at the close of business on August 29, 2003 are entitled to notice of, and to vote at, the special meeting. The accompanying Proxy Statement contains more information about the special meeting.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. TO AVOID THE COST OF FOLLOW UP SOLICITATION AND A POSSIBLE ADJOURNMENT, PLEASE READ THE ENCLOSED PROXY STATEMENT AND COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY NOVEMBER 13, 2003 OR SHORTLY THEREAFTER.

By order of the Board of Trustees of the Touchstone Variable Series Trust.

                                        Tina H. Bloom
                                        Secretary

Cincinnati, Ohio
October 3, 2003

                        TOUCHSTONE VARIABLE SERIES TRUST
                                ENHANCED 30 FUND
                        221 EAST FOURTH STREET, SUITE 300
                             CINCINNATI, OHIO 45202
                                 (800) 638-8194

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                             OF THE ENHANCED 30 FUND
                                NOVEMBER 14, 2003

     This Proxy Statement is furnished by Touchstone Variable Series Trust (the "Trust") to the shareholders of the Enhanced 30 Fund (the "Fund") on behalf of the Trust's Board of Trustees (the "Board") in connection with the Trust's solicitation of the accompanying proxy. This proxy will be voted at a special meeting of shareholders to be held on November 14, 2003 at 10:00 a.m., Eastern time, at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, for the purposes set forth below and in the accompanying Notice of Special Meeting. This Proxy Statement is being mailed to Fund shareholders on or about October 3, 2003.

     IN THIS PROXY STATEMENT, ACTIONS FROM TIME TO TIME MAY BE DESCRIBED AS BEING TAKEN BY THE FUND, WHICH IS A SERIES OF THE TRUST, ALTHOUGH ALL ACTIONS ARE ACTUALLY TAKEN BY THE TRUST ON BEHALF OF THE FUND.

     COPIES OF THE TRUST'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. THESE REPORTS MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 669-2796 (PRESS 2) OR BY WRITING TO THE TRUST, 221 EAST FOURTH STREET, SUITE 300, CINCINNATI, OHIO 45202.

                                 PROPOSAL NO. 1

                TO APPROVE A CHANGE TO THE INVESTMENT RESTRICTION
                         OF TOUCHSTONE ENHANCED 30 FUND
                           CONCERNING DIVERSIFICATION

     The Investment Company Act of 1940 (the "1940 Act") requires all mutual funds to specify whether they are "diversified" or "non-diversified" and provides that a fund can change its classification from diversified to non-diversified only with the approval of shareholders. Currently, the Fund is classified as a diversified fund. To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following requirements: With respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined as of the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, cash, cash items and securities of other investment companies.

     The  Board   proposes   changing   the  Fund's   classification   to  be  a
non-diversified fund as defined in the 1940 Act.

     If the proposed change in policy is approved, the Fund would be permitted to invest up to 25% of its total assets in a single issuer, and up to 50% of its total assets could consist of the securities of only two issuers. With respect to the remainder of the Fund's total assets, no more than 5% could be invested in any one issuer, and the Fund may not own more than 10% of the outstanding voting securities of any issuer. The Board believes that the investment flexibility provided by this change could help the Fund focus its investments on those companies which can best assist the Fund in achieving its investment objective.

     In determining to recommend the proposed change in policy to shareholders, the Board considered the possible risks to the Fund from becoming non-diversified. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio than in the portfolio of a fund which invests in a larger number of issuers.

     The Board believes that the additional flexibility afforded the Fund by being able to concentrate its investments outweighs this risk.

RECOMMENDATION AND REQUIRED VOTE

     Approval of this Proposal requires the affirmative vote of the holders of the lesser of (a) 50% or more of the voting securities of the Fund present at the special meeting or represented by proxy if holders of more than 30% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a negative vote on this Proposal.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE A CHANGE TO THE FUNDAMENTAL INVESTMENT RESTRICTION OF THE ENHANCED 30 FUND CONCERNING DIVERSIFICATION.

                             ADDITIONAL INFORMATION

SHARE OWNERSHIP INFORMATION

     5% BENEFICIAL OWNERSHIP INFORMATION. As of August 29, 2003, the following persons were known by the Trust to own 5% or more of the outstanding shares of the Fund:

Name and Address of Record Owner          Number of Shares      Percent of Total

Western and Southern Life Insurance          889,449.50              75.77%
Company
400 Broadway
Cincinnati, OH  45202

Western-Southern Life Assurance Company      177,756.44              15.14%
Separate Account 1
400 Broadway
Cincinnati, OH  45202

Integrity Life Insurance Company              81,368.76               6.93%
515 W. Market Street
Louisville, KY  40202

No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Fund on the record date.

TOTAL ENHANCED 30 FUND SHARES
OUTSTANDING AND ENTITLED TO VOTE           1,173,939.186

     SHARE OWNERSHIP OF TRUSTEES AND OFFICERS. As of August 29, 2003, no Officers or Trustees of the Trust were known by the Trust to be record owners of 1% or more of the outstanding shares of any Fund.

                 INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

     Touchstone Advisors, Inc. (the "Advisor"), located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, serves as the investment advisor to the Trust.

     Touchstone Securities, Inc. (the "Underwriter") serves as the principal underwriter of the shares of the Trust. The address of Touchstone Securities is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202. For the period from January 1, 2002, through December 31, 2002, Touchstone Securities received $0 in underwriting commissions from the Trust.

     Both the Advisor and the Underwriter are wholly-owned subsidiaries of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company ("WSLAC"). The address of WSLAC is 400 Broadway, Cincinnati, Ohio 45202. WSLAC is a stock life insurance company organized under the laws of the State of Ohio on December 1, 1980. WSLAC is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, a stock life insurance company originally organized under the laws of the State of Ohio on February 23, 1888 ("WSLIC"). WSLIC is wholly owned by an Ohio-domiciled intermediate holding company, Western-Southern Financial Group, Inc., which is wholly owned by an Ohio-domiciled mutual insurance holding company, Western-Southern Mutual Holding Company. WSLAC is in the business of issuing insurance and annuity contracts.

     The following officers of the Trust hold positions with the Advisor and the Underwriter.

                         Position        Position with          Position with
Name                    with Trust    Touchstone Advisors  Touchstone Securities
--------------------------------------------------------------------------------
Patrick T. Bannigan      President       Senior Vice            Senior Vice
                                        President and          President and
                                      Managing Director      Managing Director

Terrie A. Wiedenheft    Controller     Chief Financial        Chief Financial
                                           Officer                Officer

Michael S. Spangler   Vice President    Vice President        Vice President

     Integrated Fund Services, Inc. ("Integrated") serves as the administrator, fund accounting and transfer agent for the Trust. The address of Integrated is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

PROXY SOLICITATION

     The principal solicitation of proxies will be by mail, but proxies may be solicited by telephone, facsimile, internet, and personal contact by directors, officers and regular employees of the Advisor. Alamo Direct Mail, Inc. has been engaged to assist in the distribution and tabulation of proxies. As the special meeting date approaches, a representative of the Advisor, or its affiliates, may contact shareholders whose votes have not yet been received. All costs associated with the preparation, filing and distribution of this Proxy Statement, the solicitation and the special meeting will be borne by the Advisor. The anticipated cost of the proxy solicitation is approximately $5,000.00 of which approximately $3,500.00 is for printing.

CERTAIN VOTING MATTERS

     Only shareholders of record on August 29, 2003 are entitled to be present and to vote at the special meeting or any adjourned meeting. A shareholder shall be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) owned by such shareholder, and each fractional dollar amount shall be entitled to a proportionate fractional vote.

     The persons named in the accompanying proxy will vote as directed by the proxy. If a proxy is signed and returned but does not give voting directions, it will be voted for the approval of the Proposal described in this Proxy Statement.

     If a shareholder signs and returns a proxy but abstains from voting, the shares represented by the proxy will be counted as present and entitled to vote for purposes of determining a quorum at the special meeting, but the abstention will have the effect of a vote against the Proposal.

     If a broker indicates on a proxy that it does not have discretionary authority as to certain shares, those shares will be counted as present at the special meeting for quorum purposes but not entitled to vote and thus will also have the effect of a vote against the Proposal.

     A shareholder may revoke the accompanying proxy at any time before its use by filing with the Secretary of the Trust a written revocation or duly executed proxy bearing a later date. The proxy will not be voted if a shareholder is present at the special meeting and elects to vote in person. Attendance at the special meeting alone will not serve to revoke the proxy.

     The shares of the Fund may be purchased by separate accounts of insurance companies, including affiliated companies of the Trust, such as WSLAC, Columbus Life Insurance Company ("Columbus") and Integrity Life Insurance Company ("Integrity"), for the purpose of funding variable annuity and variable life insurance contracts. Pursuant to an order of exemption from the Commission, shares of the Fund also may be purchased by separate accounts of unaffiliated life insurance companies, qualified pension and retirement plans outside the separate account context and the Advisor (including its affiliates) and affiliated and unaffiliated investment managers (including their affiliates) retained by the Advisor. WSLAC, Columbus, Integrity and other affiliated and unaffiliated insurance companies permitted, through separate accounts, to purchase shares of the Fund will be referred to collectively as the "Participating Insurance Companies" and individually, as the context requires, as a "Participating Insurance Company."

INSTRUCTIONS FROM CONTRACT OWNERS

     Contract owners (collectively, the "Contract Owners") who select the Fund for investment under a contract offered through a separate account of a Participating Insurance Company do not invest directly in, or hold shares of, the Fund. The Participating Insurance Companies, on behalf of their respective separate accounts, are the shareholders of the Fund and, as the legal owner of the Fund's shares, have sole voting and investment power with respect to the shares. The Participating Insurance Companies generally will pass through any voting rights to Contract Owners. Each Contract Owner, therefore, has the right to instruct the Participating Insurance Company how to vote the Contract Owner's interest with respect to the Proposal. Participating Insurance Companies will vote the shares of the Fund held in the name of each of their respective separate accounts as directed by the relevant Contract Owners.

     The number of shares for which a Contract Owner may provide voting instructions is calculated by determining, for the Fund's sub-account in each applicable separate account, the percentage that represents a Contract Owner's investment in the sub-account, and applying this percentage to the total number of Fund shares that the sub-account owns.

     In the event that any Contract Owner investing in the Fund through a separate account fails to provide a Participating Insurance Company with voting instructions, the Participating Insurance Company will vote the shares attributable to such Contract Owner for, against or abstaining, in the same proportions as the shares for which instructions have been received from other Contract Owners investing through the Participating Insurance Company's separate account. Shares of the Fund owned by Participating Insurance Companies also will be voted in the same proportion as the shares for which instructions have been received from Contract Owners investing through the respective separate accounts of these Participating Insurance Companies.

     Under certain group contracts, participants in the group may be entitled to
provide  voting   instructions.   A  participant   entitled  to  provide  voting
instructions will be referred to as a "Voting Participant."

     Any Contract Owner or Voting Participant authorizing a Participating Insurance Company to vote shares attributable to that Contract Owner or Voting Participant has the power to revoke this authorization (1) by executing and sending a superseding authorization card to the Participating Insurance Company (at the address provided by the Participating Insurance Company), or (2) by sending a notice of revocation to the Participating Insurance Company (at the address provided by the Participating Insurance Company). The superseding authorization card or notice of revocation must be received by the Participating Insurance Company on or before November 13, 2003.

QUORUM

     The presence in person or by proxy of the Fund's shareholders entitled to cast a majority in number of votes is necessary to constitute a quorum for the transaction of business. Because WSLAC and/or an affiliate thereof is the legal owner of a majority of the Fund's shares, there will be a quorum at the special meeting regardless of how many Contract Owners direct WSLAC to vote on the Proposals. If there are insufficient votes to approve a Proposal, the persons named as proxies may propose one or more adjournments of the special meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the special meeting. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

PORTFOLIO TRANSACTIONS

     The Trust does not allocate its portfolio brokerage on the basis of the sale of its shares, although brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions. During the period from January 1, 2002, through December 31, 2002, brokerage transactions were not placed with any person affiliated with the Trust or the Advisor.

SHAREHOLDER PROPOSALS

     The meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of Trust shareholders. Any shareholders who wish to submit proposals for consideration at a subsequent shareholder meeting should submit written proposals to the Fund at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 so that the proposals are received within a reasonable period of time prior to the meeting. Timely submission of a proposal does not guarantee its consideration at the meeting.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     The Fund's management does not know of any matters to be presented at the special meeting other than those described in this Proxy Statement. If other business should properly come before the meeting, the proxyholders will vote thereon in their discretion.

PLEASE COMPLETE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) BY NOVEMBER 13, 2003 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

October 3, 2003                  By Order of the Board of Trustees of the Trust.
Cincinnati, Ohio                 Tina H. Bloom, Secretary

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

                    PLEASE SIGN, DATE AND RETURN YOUR VOTING
                               INSTRUCTIONS TODAY!

                                                TOUCHSTONE VARIABLE SERIES TRUST
                                                                ENHANCED 30 FUND

VOTING INSTRUCTIONS TO WESTERN-SOUTHERN LIFE ASSURANCE COMPANY FOR THE SPECIAL MEETING OF SHAREHOLDERS OF TOUCHSTONE VARIABLE SERIES TRUST TO BE HELD ON NOVEMBER 14, 2003 VOTING INSTRUCTIONS SOLICITED ON BEHALF OF WESTERN-SOUTHERN LIFE ASSURANCE COMPANY.

The undersigned shareholder(s) of the Touchstone Enhanced 30 Fund (the "Fund") of the Touchstone Variable Series Trust (the "Trust") hereby appoints Jay S.
Fitton and Dawn R. Garvin, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Fund to be held on November 14, 2003, at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, at 10:00 a.m. local time, and at any adjournment thereof as indicated on the reverse side. In its discretion, the Trust is authorized to vote upon such other matters as may properly come before the meeting.

RECEIPT OF THE NOTICE(S) OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT(S), AS APPLICABLE, IS HEREBY ACKNOWLEDGED.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                                        PLEASE SIGN,  DATE, AND RETURN  PROMPTLY
                                        IN THE ENCLOSED ENVELOPE

                                        Dated: ___________________________, 2003

                                        ----------------------------------------



                                        ----------------------------------------
                                        Signature(s), Title (if applicable)

                                        NOTE:  PLEASE SIGN  EXACTLY AS YOUR NAME
                                        (S) APPEAR ON THIS CARD. When signing as
                                        attorney,    executor,    administrator,
                                        trustee,  guardian or as custodian for a
                                        minor  please  sign  your  name and give
                                        your full  title as such.  If signing on
                                        behalf of a corporation  please sign the
                                        full  corporate  name and your  name and
                                        indicate  your  title.   If  you  are  a
                                        partner   signing  for  a   partnership,
                                        please sign the  partnership  name, your
                                        name  and  indicate  your  title.  Joint
                                        owners    should    each   sign    these
                                        instructions.   Please  sign,  date  and
                                        return.

UNITS HELD ON BEHALF OF THE CONTRACT OWNER WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

IF THIS INSTRUCTION CARD IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE INSURANCE COMPANY SHALL VOTE FOR THE PROPOSAL. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE INSURANCE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1. To approve a change to the investment restriction of the Enhanced 30 Fund concerning diversification.

     |_| FOR           |_| AGAINST           |_| ABSTAIN

       IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING